Exhibit 99.1

UNDER ARMOUR ANNOUNCES CEO TRANSITION

Patrik Frisk to Step Down; Colin Browne Appointed

Interim President and Chief Executive Officer, Effective June 1, 2022

Board Initiates Comprehensive Search for Permanent Successor

BALTIMORE, May 18, 2022 – Under Armour, Inc. (“the company”) (NYSE: UA, UAA), today announced that Patrik Frisk will step down as President and Chief Executive Officer (CEO) and as a member of the Board of Directors (board), effective June 1, 2022. The board has initiated a comprehensive internal and external search process to identify a permanent President and CEO. Until a successor is named, the board has appointed Colin Browne, the company’s Chief Operating Officer (COO), as interim President and CEO, effective June 1, 2022. To support the transition, Frisk will remain with Under Armour as an advisor through September 1, 2022.

“On behalf of the board, I want to thank Patrik for his valuable contributions to Under Armour over the past five years,” said Kevin Plank, Under Armour Founder, Executive Chairman and Brand Chief. “During his tenure, we made significant strides in advancing enterprise-wide operational excellence, and Patrik’s steadfast leadership has been crucial to strengthening our foundation and positioning the company for our next growth phase. As we search for Patrik’s permanent successor, Colin’s experience as a seasoned executive in our industry and leading critical operational aspects of our business will serve Under Armour well as interim CEO.”

Plank continued, “Under Armour is evolving to meet the needs of our athletes worldwide. As we transition, we are committed to identifying additional opportunities to drive improved returns for our shareholders and deliver for athletes, partners, and teammates. There is a huge opportunity in front of us. I look forward to working closely with the board during the search process to find our next leader who will take us to new heights. In the meantime, we are moving forward and will continue to connect with athletes in exciting ways, offering them exactly what they need when they need it.”

Frisk, who joined Under Armour in 2017, helped architect its long-term strategic plan that underscored its commitment to athletic performance by reengineering its structure, systems, and go-to-market process. Under his leadership, the company delivered industry-leading products, deepened relationships with consumers and customers, and advanced its purpose, vision, mission, and values.

“It has been the greatest privilege of my career to serve Under Armour athletes, customers, shareholders, and teammates. I am extremely proud of what we’ve accomplished as a team,” said Frisk. “Together, we have done a tremendous amount of work to strengthen this iconic brand while significantly solidifying its operations. Colin has an intimate understanding of the Under Armour business and our industry. I have every confidence that his stewardship will allow for a seamless transition.”

Browne said, “What unifies and drives Under Armour is our purpose: to empower those who strive for more. This transition is an opportunity to further our long-term goals. I am grateful for Patrik’s leadership and partnership. As we work to deliver industry-leading innovation and premium experiences to athletes globally, we remain focused on amplifying the strong foundation that’s been set over the past few years.”

Since joining the company in 2016, Browne modernized Under Armour’s digital go-to-market strategy and direct-to-consumer model and transformed its supply chain organization, leading to significant margin improvement and operating efficiency. Browne has held the role of COO since 2020 and oversees supply chain, global planning, sustainability, information technology, enterprise data management, commercial optimization, go-to-market strategy, and distribution capabilities. Browne has been an integral part of the company’s successful transformation, and his leadership has been critical to navigating global supply challenges caused by the pandemic.

About Under Armour, Inc.

Under Armour, Inc., headquartered in Baltimore, Maryland, is a leading inventor, marketer and distributor of branded athletic performance apparel, footwear, and accessories. Designed to empower human performance, Under Armour’s innovative products and experiences are engineered to make athletes better. For further information, please visit http://about.underarmour.com.

Forward Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our future financial condition or results of operations, our prospects, and strategies for future growth, the impact of the COVID-19 pandemic on our business and results of operations, the development and introduction of new products, and the implementation of our marketing and branding strategies. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential” or the negative of these terms or other comparable terminology. The forward-looking statements contained in this press release reflect our current views about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: the impact of the COVID-19 pandemic on our industry and our business, financial condition and results of operations, including recent impacts on the global supply chain; failure of our suppliers or manufacturers to produce or deliver our products in a timely or cost-effective manner; labor or other disruptions at ports or our suppliers or manufacturers; changes in general economic or market conditions that could affect overall consumer spending or our industry; increased competition causing us to lose market share or reduce the prices of our products or to increase our marketing efforts significantly; fluctuations in the costs of raw materials and commodities we use in our products and our supply chain; changes to the financial health of our customers; our ability to successfully execute our long-term strategies; our ability to effectively drive operational efficiency in our business and successfully execute any restructuring plans and realize their expected benefits; our ability to effectively develop and launch new, innovative and updated products; our ability to accurately forecast consumer shopping and engagement preferences and consumer demand for our products and manage our inventory in response to changing demands; loss of key customers, suppliers or manufacturers; our ability to further expand our business globally and to drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; the impact of global events beyond our control, including military conflict; our ability to successfully manage or realize expected results from significant transactions and investments; our ability to effectively market and maintain a positive brand image; our ability to effectively meet the expectations of our stakeholders with respect to environmental, social and governance practices; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays or deficiencies in the design, implementation or application of our global operating and financial reporting information technology system; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to comply with existing trade and other regulations, and the potential impact of new trade, tariff and tax regulations on our profitability; risks related to data security or privacy breaches; and our potential exposure to litigation and other proceedings. The forward-looking statements contained in this press release reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the statement’s date or to reflect unanticipated events.

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Under Armour Contacts:
Lance Allega	Blake Simpson
SVP, Investor Relations &	SVP, Global Communications,
Corporate Development	Community Impact & Events
(410) 246-6810	(443) 630-9959